Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s Prospectus and Statement of Additional Information (“SAI”), both dated June 28, 2013 (as revised or supplemented), are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus, SAI and other information about the Portfolio online at www.LazardNet.com/lam/us/lazardfunds.shtml. You can also get this information at no cost by calling (800) 823-6300 or by sending an e-mail request to ContactUs@LazardNet.com.

	Institutional Shares	Open Shares
Lazard US Corporate Income Portfolio	LZHYX	LZHOX

Investment Objective

The Portfolio seeks maximum total return from a combination of capital appreciation and current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, a series of The Lazard Funds, Inc. (the “Fund”).

	Institutional Shares	Open Shares

Shareholder Transaction Fees (fees paid directly from your investment)
Maximum Redemption Fee (as a % of amount redeemed, on shares owned for 30 days or less)	1.00%	1.00%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.55%	.55%

Distribution and Service (12b-1) Fees	None	.25%

Other Expenses	.16%	.44%

Total Annual Portfolio Operating Expenses	.71%	1.24%

Fee Waiver and Expense Reimbursement*	.16%	.39%

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement*	.55%	.85%

*

Reflects a contractual agreement by Lazard Asset Management LLC (the “Investment Manager”) to waive its fee and, if necessary, reimburse the Portfolio through June 28, 2014, to the extent Total Annual Portfolio Operating Expenses exceed .55% and .85% of the average daily net assets of the Portfolio’s Institutional Shares and Open Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses, and excluding shareholder redemption fees or other transaction fees. This agreement can only be amended by agreement of the Fund, upon approval by the Fund’s Board of Directors, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Investment Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the fee waiver in year one only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$56	$211	$379	$ 867

Open Shares	$87	$355	$643	$1,466

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the

Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 26% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its assets in fixed-income securities issued by corporations or other non-governmental issuers similar to corporations, which securities are tied economically to the US. The Portfolio typically will invest a substantial portion of its assets, and may invest up to 100% of its assets, in securities rated, at the time of purchase, below investment grade by Standard and Poor’s Ratings Group (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) and as low as C or Ca by S&P or Moody’s, respectively, or the unrated equivalent as determined by the Investment Manager (“junk bonds”); however, the Portfolio focuses such investments in below investment grade securities that may be considered “better quality” (i.e., rated B1 or higher by Moody’s, B+ or higher by S&P or the unrated equivalent as determined by the Investment Manager). The Portfolio may invest in dollar-denominated securities of non-US companies, including, to a limited extent, in emerging market companies.

Although the Portfolio may invest in fixed-income securities without regard to their maturity, the Portfolio’s average weighted maturity is expected to range between two and ten years.

Securities are evaluated based on their fundamental and structural characteristics. Valuation analysis is tailored to the specific asset class, but may include credit research, prepayment or call options, maturity, duration, coupon, currency and country risks. The Portfolio is constructed using a bottom-up discipline in which the Investment Manager follows a systematic process to seek out undervalued opportunities within each sector.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Fixed-Income Securities Risk. While fixed-income securities are designed to produce a stable stream of income, their prices move inversely with changes in interest rates. Interest rate risk, the risk that securities will decline in value because of changes in market interest rates, is usually greater for fixed-income securities with longer maturities or effective durations. The Portfolio’s investments in lower-rated, higher-yielding bonds are subject to greater credit risk than its higher-rated investments. Junk bonds tend to be more volatile, less liquid and are considered speculative.

Other risk factors could have an effect on the Portfolio’s performance, including:

•	if an issuer fails to make timely interest or principal payments

•

if there is a decline, or a perceived decline, in the credit quality of a fixed-income security (or any guarantor of payment on such security) the security’s value could fall, potentially lowering the Portfolio’s share price

•	during unusual market conditions, the Portfolio may not be able to sell certain securities at the time and price it would like

Non-US Company Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US companies in which the Portfolio invests. Investments in securities of non-US companies carry special country-related risks, such as political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard US Corporate Income Portfolio by showing the Portfolio’s

2Summary Prospectus

year-by-year performance and its average annual performance compared to that of a broad measure of market performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year over the past 10 calendar years. Updated performance information is available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter: 6/30/09 13.08% Worst Quarter: 12/31/08 -15.96%

Average Annual Total Returns
(for the periods ended December 31, 2012)

After-tax returns for the Open Shares vary from those of Institutional Shares. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. As of June 28, 2013, the Portfolio compares its performance to the Bank of America Merrill Lynch BB-B US Cash Pay Non- Distressed High Yield® Index instead of the Bank of America Merrill Lynch High Yield Master II® Index, to reflect the Portfolio’s focus on higher-yielding securities that may be considered “better quality.”

	Inception Date	1 Year	5 Years	10 Years	Life of Portfolio

Institutional Shares:	1/2/98

Returns Before Taxes		12.02%	7.18%	8.67%	4.26%

Returns After Taxes on Distributions		9.45%	4.42%	5.79%	0.91%

Returns After Taxes on Distributions and Sale of Portfolio Shares		7.74%	4.44%	5.73%	1.41%

Open Shares (Returns Before Taxes)	2/24/98	11.89%	6.91%	8.39%	3.69%

Bank of America Merrill Lynch BB-B US Cash Pay Non-Distressed High Yield Index (reflects no deduction for fees, expenses or taxes)		14.27%	7.78%	8.47%	6.84% (Institutional) 6.77% (Open)

Bank of America Merrill Lynch High Yield Master II Index (reflects no deduction for fees, expenses or taxes)		15.58%	10.01%	10.39%	7.00% (Institutional) 6.91% (Open)

Summary Prospectus3

Wherever there’s opportunity, there’s Lazard.SM

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Manager/Analysts

Thomas M. Dzwil, portfolio manager/analyst on the Investment Manager’s US High Yield team, has been with the Portfolio since May 2003.

David R. Cleary, portfolio manager/analyst on various of the Investment Manager’s portfolio management teams and responsible for the oversight of the US Fixed Income teams, has been with the Portfolio since January 2013.

Purchase and Sale of Portfolio Shares

The initial investment minimums are:

Institutional Shares	$100,000

Open Shares	$ 2,500

The subsequent investment minimum is $50.

Portfolio shares are redeemable through the Fund’s transfer agent, Boston Financial Data Services, Inc., on any business day by telephone, mail or overnight delivery. Clients of financial intermediaries may be subject to the intermediaries’ procedures.

Tax Information

All dividends and short-term capital gains distributions are generally taxable to you as ordinary income, and long-term capital gains are generally taxable as such, whether you receive the distribution in cash or reinvest it in additional shares.

Financial Intermediary Compensation

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and/or the Investment Manager and its affiliates may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, NY 10112-6300
800-823-6300

www.LazardNet.com

© 2013 The Lazard Funds, Inc. and Lazard Asset Management Securities LLC